SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ---------------------


                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report

 (Date of earliest event reported) August 31, 2000.

            FORD CREDIT AUTO LOAN MASTER TRUST,
         SERIES 1995-1, 1996-1, 1996-2 AND 1997-1

Delaware                 0-21686                     38-2973806
--------     --------------------------------        ----------
State or        (Commission File Number)            IRS Employer
other juris-                                         I.D. Number
diction of
incorporation

     (FORD CREDIT AUTO RECEIVABLES CORPORATION - ORIGINATOR)
     -------------------------------------------------------
      (Exact name of registrant as specified in its charter)

One American Road, Dearborn, Michigan            48126
-------------------------------------            -----
Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  313-322-3000

ITEM 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Loan Master Trust, Series 1995-1, 1996-1, 1996-2 and 1997-1 for the Collection Period ended August 31, 2000, provided to The Chase Manhattan Bank, formerly Chemical Bank, as trustee, is attached hereto as Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


                                    EXHIBITS

DESIGNATION       DESCRIPTION                   METHOD OF FILING
-----------       -----------                   ----------------

Exhibit 19     Ford Credit Auto Loan            Filed with
               Master Trust, Series 1995-1,     this Report.
               1996-1,  1996-2 and 1997-1
               Servicing  Report for the  Collection
               Period ended August 31, 2000.

                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                      Ford Credit Auto Loan Master Trust,
                   Series 1995-1, 1996-1, 1996-2 and 1997-1
                                 (Registrant)


Date:  September 13, 2000          By: /s/R. P. Conrad
                                ---------------------
                                 R. P. Conrad
                                 Assistant Secretary of Ford
                                 Credit Auto Receivables
                                 Corporation, originator of Trust

                                  EXHIBIT INDEX

Designation                   Description

-----------         -------------------------------------
Exhibit 19          Ford Credit Auto Loan Master Trust
                    Series 1995-1, 1996-1, 1996-2 and
                    1997-1 Servicing Report
                    for the Collection Period ended
                    August 31, 2000.

                                                                      Exhibit 19

                       Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
----------------------------------------------------------------------------
 Principal Receivables                  FCARC                   Investor
                                        -------------------     -------------------

  Beginning Principal Receivables           $4,339,563,371.25       $2,510,000,000.0
   Current Floating Allocation Pct.               63.35532845%            36.6446715
  Total Adj. Principal Collections          $2,452,964,874.24       $1,418,792,930.9
  Principal Default Amounts                             $0.00                   $0.0
   As a Percentage of Collections                  0.00000000%             0.0000000
  Monthly Principal Amortized                                                   $0.0
  Ending Principal Receivables              $4,663,020,229.70       $2,510,000,000.0
   New Floating Allocation Pct.                   65.00776633%            34.9922336
 Interest Collections                   FCARC                   Investor
                                        -------------------     -------------------
  Total Interest Collections                   $41,137,598.81          $23,793,954.4

-------------------------------------------------------------------------------
 Early Amortization Triggered?                             Yes             No
                                                           ---             ---
  1.  Breach of covenants or agreements made in the
      PSA and uncured for 45 days                                           x
  2.  Breach of any representation or warranty made
      in the PSA and uncured for 60 days                                    x
  3.  Bankruptcy, insolvency or receivership of FMCC,
      FCARC, or Ford                                                        x
  4.  FCARC is an investment company within the
      meaning of the ICA of 1940                                            x
  5.  Failure of FCARC to convey Receivables pursuant
      to the PSA                                                            x
  6.  Available Subordinated Amount has been reduced
      to less than the Required Subordinated Amount                         x
  7.  Servicer Default has occurred                                         x
  8.  Average monthly payment rate for past three
      periods is less than 20%                                              x
  9.  Used vehicle percentage exceeds 10% for two
      collection periods                                                    x
 10.  Interest rate swap is terminated in accordance
      with its terms                                                        x
 11.  Outstanding principal amount of the certificates
      is not repaid by the expected payment date                            x



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
----------------------------------------------------------------------------
 Principal Receivables                                          Trust Total
                                                                -------------------

  Beginning Principal Receivables                                   $6,849,563,371.2
   Current Floating Allocation Percentage                                100.0000000
  Total Adjusted Principal Collections                              $3,871,757,805.1
   Payment Rate                                                                 56.5
   Principal Collections                                            $3,396,185,079.0
   Principal Collection Adjustments                                   $474,343,665.0
   Principal Collections for Status Dealer Accounts                     $1,229,061.0
  Principal Default Amounts                                                     $0.0
   As a Percentage of Collections                                          0.0000000
  Aggregate New Principal Receivables                               $4,195,214,663.6
  Ending Principal Receivables                                      $7,173,020,229.7
   New Floating Allocation Percentage                                    100.0000000
 Interest Collections                                           Trust Total
                                                                -------------------
  Total Interest Collections                                           $64,931,553.2
   Interest Collections                                                $64,931,553.2
   Interest Collections for Status Dealer Accounts                              $0.0
   Recoveries on Receivables Written Off                                        $0.0
  Monthly Yield                                                                 11.3
  Used Vehicle Principal Receivables Balance                          $125,079,034.4
                                                                                  1.7

 Status Dealer Accounts                                         Trust Total
                                                                -------------------
  Beginning Balance                                                     $1,625,070.1
   Principal Collections                                                $1,229,061.0
   Principal Write Offs                                                         $0.0
   Interest Collections                                                         $0.0
  Ending Balance                                                          $396,009.0
 Subordination and Participation                                Trust Total
                                                                -------------------
  Incremental Subordinated Amount                                               $0.0
   Overconcentration Amount                                                     $0.0
   Installment Amount                                                           $0.0
   Other Ineligible Amounts                                                     $0.0
  Available Subordinated Amount                                       $278,888,888.8
  Required Subordinated Amount                                        $278,888,888.8
  Required Participation  4.00%                                       $100,400,000.0
  Required Participation and Subordinated Amount                      $379,288,888.8


                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
----------------------------------------------------------------------------

  Current Participation Amount                                      $4,663,020,229.7
   Current Participation Percentage                                           1229.4
  Current Participation Shortfall                                               $0.0
  Available Seller Collections                                      $2,494,102,473.0
  Subordinated Draw Amount                                                      $0.0
  Reserve Fund Deposit                                                          $0.0
  Available Seller Collections to FCARC                             $2,494,102,473.0


                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
----------------------------------------------------------------------------
 Series Allocations                                             1996-1
                                                                -------------------

  Certificates                                                        $800,000,000.0
   Current Floating Allocation Percentage                                 11.6795765

  Total Adjusted Principal collections                                $452,204,918.2
  Principal Default Amounts                                                     $0.0
  Total Interest Collections                                            $7,583,730.4

 Source and Use of Funds                                        1996-1
                                                                -------------------
   Investor Interest Funding Account Balance                            $7,583,730.4
   Investment and Net Swap Proceeds                                      ($897,222.2
   Reserve Fund Balance                                                 $2,800,000.0
  Total Investor Collections and Reserve Fund                           $9,486,508.2

   Certificates Outstanding                                           $800,000,000.0
   Certificate Rate                                                            5.500
   Days in Interest Period                                                         3
  Current Interest Due                                                  $3,666,666.6
  Net Trust Swap Receipts not req. to be paid                                   $0.0
  Prior months Swap Receipts payable this month                                 $0.0
  Current Interest Paid                                                 $3,666,666.6
  Current Interest Shortfall                                                    $0.0

  Additional Interest Due                                                       $0.0
  Additional Interest Paid                                                      $0.0
  Additional Interest Shortfall                                                 $0.0

  Deferred Interest Due                                                         $0.0
  Deferred Interest Paid                                                        $0.0
  Deferred Interest Shortfall                                                   $0.0

  Servicing Fees Due FMCC  1.00%                                          $666,666.6
  Servicing Fees Paid                                                     $666,666.6
  Servicing Fees Shortfall                                                      $0.0

  Deferred Servicing Fees Due FMCC                                              $0.0
  Deferred Servicing Fees Paid                                                  $0.0
  Deferred Servicing Fees Shortfall                                             $0.0

   Reserve Fund Required Amount                                         $2,800,000.0
  Reserve Fund Deposit (Draw) Amount                                            $0.0

  Current Investor Default Amount Due                                           $0.0
  Current Investor Default Amount Paid                                          $0.0
  Current Investor Default Amount Shortfall                                     $0.0

  Deferred Investor Default Amount Due                                          $0.0
  Deferred Investor Default Amount Paid                                         $0.0
  Deferred Investor Default Amount Shortfall                                    $0.0

  Asset Composition Premium                                                     $0.0
  Excess Servicing (Deficiency) Amount                                  $2,353,174.9

 Subordination and Participation                                1996-1
                                                                -------------------
  Incremental Subordinated Amount                                               $0.0
  Available Subordinated Amount                                        $88,888,888.8
  Required Subordinated Amount                                         $88,888,888.8




                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
----------------------------------------------------------------------------

  Required Participation  4.00%                                        $32,000,000.0
  Required Participation and Subordinated Amount                      $120,888,888.8

  Subordinated Draw Amount                                                      $0.0
  Reserve Fund Deposit                                                          $0.0

  Reserve Fund Balance                                                  $2,800,000.0

  Controlled Distribution Amount                                                $0.0
  Principal Funding Account Balance                                             $0.0
  Excess Funding Account Balance                                                $0.0
  Principal Payment Amont                                                       $0.0
  Pool Factor                                                          1.00000000000

  Interest Funding Account Balance                                      $3,666,666.6
  Interest Payment Date?                                                           N
  Cum. Net Trust Swap Receipts not req. to be paid                              $0.0
  Interest Payment Amount Due                                                   $0.0
  Interest Payment Amount Paid                                                  $0.0
  Interest Payment Amount Shortfall                                             $0.0

 Distributions to Holders of Certificates                       1996-1
 (per $1,000 denomination certificate)                          -------------------
  Total Amount Distributed                                                $0.0000000
  Total Amount Allocable to Principal                                     $0.0000000
  Total Amount Allocable to Interest                                      $0.0000000


                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
-----------------------------------------------------------------------------------
 Series Allocations                                             1996-2
                                                                -------------------

  Certificates                                                        $960,000,000.0
   Current Floating Allocation Percentage                                 14.0154919

  Total Adjusted Principal collections                                $542,645,901.8
  Principal Default Amounts                                                     $0.0
  Total Interest Collections                                            $9,100,476.5

 Source and Use of Funds                                        1996-2
                                                                -------------------
   Investor Interest Funding Account Balance                            $9,100,476.5
   Investment and Net Swap Proceeds                                             $0.0
   Reserve Fund Balance                                                 $3,360,000.0
  Total Investor Collections and Reserve Fund                          $12,460,476.5

   Certificates Outstanding                                           $960,000,000.0
   Certificate Rate                                                            6.810
   Days in Interest Period                                                         3
  Current Interest Due                                                  $5,629,600.0
  Net Trust Swap Receipts not req. to be paid                             $152,933.3
  Prior months Swap Receipts payable this month                                 $0.0
  Current Interest Paid                                                 $5,476,666.6
  Current Interest Shortfall                                                    $0.0

  Additional Interest Due                                                       $0.0
  Additional Interest Paid                                                      $0.0
  Additional Interest Shortfall                                                 $0.0

  Deferred Interest Due                                                         $0.0
  Deferred Interest Paid                                                        $0.0
  Deferred Interest Shortfall                                                   $0.0

  Servicing Fees Due FMCC  1.00%                                          $800,000.0
  Servicing Fees Paid                                                     $800,000.0
  Servicing Fees Shortfall                                                      $0.0

  Deferred Servicing Fees Due FMCC                                              $0.0
  Deferred Servicing Fees Paid                                                  $0.0
  Deferred Servicing Fees Shortfall                                             $0.0

   Reserve Fund Required Amount                                         $3,360,000.0
  Reserve Fund Deposit (Draw) Amount                                            $0.0

  Current Investor Default Amount Due                                           $0.0
  Current Investor Default Amount Paid                                          $0.0
  Current Investor Default Amount Shortfall                                     $0.0

  Deferred Investor Default Amount Due                                          $0.0
  Deferred Investor Default Amount Paid                                         $0.0
  Deferred Investor Default Amount Shortfall                                    $0.0

  Asset Composition Premium                                                     $0.0
  Excess Servicing (Deficiency) Amount                                  $2,823,809.9

 Subordination and Participation                                1996-2
                                                                -------------------
  Incremental Subordinated Amount                                               $0.0
  Available Subordinated Amount                                       $106,666,666.6
  Required Subordinated Amount                                        $106,666,666.6




                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
-----------------------------------------------------------------------------------

  Required Participation  4.00%                                        $38,400,000.0
  Required Participation and Subordinated Amount                      $145,066,666.6

  Subordinated Draw Amount                                                      $0.0
  Reserve Fund Deposit                                                          $0.0

  Reserve Fund Balance                                                  $3,360,000.0

  Controlled Distribution Amount                                                $0.0
  Principal Funding Account Balance                                             $0.0
  Excess Funding Account Balance                                                $0.0
  Principal Payment Amont                                                       $0.0
  Pool Factor                                                          1.00000000000

  Interest Funding Account Balance                                      $5,476,666.6
  Interest Payment Date?
  Cum. Net Trust Swap Receipts not req. to be paid                        $152,933.3
  Interest Payment Amount Due                                                   $0.0
  Interest Payment Amount Paid                                                  $0.0
  Interest Payment Amount Shortfall                                             $0.0

 Distributions to Holders of Certificates                       1996-2
 (per $1,000 denomination certificate)                          -------------------
  Total Amount Distributed                                                $0.0000000
  Total Amount Allocable to Principal                                     $0.0000000
  Total Amount Allocable to Interest                                      $0.0000000



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
-----------------------------------------------------------------------------------
 Series Allocations                                             1997-1
                                                                -------------------

  Certificates                                                        $750,000,000.0
   Current Floating Allocation Percentage                                 10.9496030

  Total Adjusted Principal collections                                $423,942,110.8
  Principal Default Amounts                                                     $0.0
  Total Interest Collections                                            $7,109,747.3

 Source and Use of Funds                                        1997-1
                                                                -------------------
   Investor Interest Funding Account Balance                            $7,109,747.3
   Investment and Net Swap Proceeds                                             $0.0
   Reserve Fund Balance                                                 $2,625,000.0
  Total Investor Collections and Reserve Fund                           $9,734,747.3

   Certificates Outstanding                                           $750,000,000.0
   Certificate Rate                                                            6.823
   Days in Interest Period                                                         3
  Current Interest Due                                                  $4,407,005.2
  Net Trust Swap Receipts not req. to be paid                             $128,359.3
  Prior months Swap Receipts payable this month                                 $0.0
  Current Interest Paid                                                 $4,278,645.8
  Current Interest Shortfall                                                    $0.0

  Additional Interest Due                                                       $0.0
  Additional Interest Paid                                                      $0.0
  Additional Interest Shortfall                                                 $0.0

  Deferred Interest Due                                                         $0.0
  Deferred Interest Paid                                                        $0.0
  Deferred Interest Shortfall                                                   $0.0

  Servicing Fees Due FMCC  1.00%                                          $625,000.0
  Servicing Fees Paid                                                     $625,000.0
  Servicing Fees Shortfall                                                      $0.0

  Deferred Servicing Fees Due FMCC                                              $0.0
  Deferred Servicing Fees Paid                                                  $0.0
  Deferred Servicing Fees Shortfall                                             $0.0

  Reserve Fund Required Amount                                          $2,625,000.0
  Reserve Fund Deposit (Draw) Amount                                            $0.0

  Current Investor Default Amount Due                                           $0.0
  Current Investor Default Amount Paid                                          $0.0
  Current Investor Default Amount Shortfall                                     $0.0

  Deferred Investor Default Amount Due                                          $0.0
  Deferred Investor Default Amount Paid                                         $0.0
  Deferred Investor Default Amount Shortfall                                    $0.0

  Asset Composition Premium                                                     $0.0
  Excess Servicing (Deficiency) Amount                                  $2,206,101.5

 Subordination and Participation                                1997-1
                                                                -------------------
  Incremental Subordinated Amount                                               $0.0
  Available Subordinated Amount                                        $83,333,333.3
  Required Subordinated Amount                                         $83,333,333.3



                      Ford Credit Auto Loan Master Trust

Ford Motor Credit Company     Asset Backed Certificates           09/01/00 03:06 pm
Investor Reporting System  v2.7     Monthly Statement                08/00 Activity
-----------------------------------------------------------------------------------

  Required Participation  4.00%                                        $30,000,000.0
  Required Participation and Subordinated Amount                      $113,333,333.3

  Subordinated Draw Amount                                                      $0.0
  Reserve Fund Deposit                                                          $0.0

  Reserve Fund Balance                                                  $2,625,000.0

  Controlled Distribution Amount                                                $0.0
  Principal Funding Account Balance                                             $0.0
  Excess Funding Account Balance                                                $0.0
  Principal Payment Amont                                                       $0.0
  Pool Factor                                                          1.00000000000

  Interest Funding Account Balance                                      $8,319,010.4
  Interest Payment Date?
  Cum. Net Trust Swap Receipts not req. to be paid                        $210,677.0
  Interest Payment Amount Due                                                   $0.0
  Interest Payment Amount Paid                                                  $0.0
  Interest Payment Amount Shortfall                                             $0.0

 Distributions to Holders of Certificates                       1997-1
 (per $1,000 denomination certificate)                          -------------------
  Total Amount Distributed                                                $0.0000000
  Total Amount Allocable to Principal                                     $0.0000000
  Total Amount Allocable to Interest                                      $0.0000000